Exhibit 10.38

                THIRD AMENDMENT AND EXTENSION OF LEASE AGREEMENT
                ------------------------------------------------

      THIS THIRD AMENDMENT ND EXTENSION OF LEASE AGREEMENT, made and entered into this 28th day of January, 2004, by and between CB Partners Limited
Partnership, an Ohio limited partnership (hereinafter referred to as, "Landlord") and KarlNet, Inc., an Ohio corporation (hereinafter referred to as "Tenant").

      WHEREAS, a Lease dated January 30, 2001 (hereinafter referred to as "Lease") was entered into between Landlord and Tenant in which Tenant leased approximately 6,376 square feet of the space from Landlord identified as Suite 100 (the "Premises") on the first floor of a certain premises in the Building known as 525 Metro Place North, Dublin, Ohio, 43017.

      WHEREAS, Landlord and Tenant entered into a First Amendment and Extension of Lease Agreement dated November 14, 2002, extending the term of lease to January 31, 2008; and

      WHEREAS, Landlord and Tenant entered into a Second Amendment and Extension of Lease Agreement dated September 22, 2003, to modify the lease to include the use of Suite 150 for a limited time; and

      WHEREAS, now Tenant wishes to Lease Suite 150 consisting of approximately 2,564 rentable square feet for a two year period and use a proportion of the Tenant Improvement Allowance allocated for Suite 100 to renovate Suite 150; and

      NOW THEREFORE, in consideration of the mutual covenants, condition and agreements hereinafter contained, Landlord and Tenant hereby agree as follows:

      1. Tenant agrees to lease Suite 150 in Metro Center I, 525 Metro Place North, consisting of 2,564 rentable square feet

      2. The term of lease for the for Suite 150 shall be two (2) years commencing February 1, 2004 and terminating on January 31, 2006

      3.    Tenant shall accept the space in an "as is" condition.

      4.    Base rent for Suite 150 shall be as follows:

    ----------------------------------------------------------------------------
                  From                   To                Amount/Month
    ----------------------------------------------------------------------------
            February 1, 2004      January 31, 2005           $2,564.00
    ----------------------------------------------------------------------------
            February 1, 2005      January 31, 2006           $2,670.83
    ----------------------------------------------------------------------------

      5. Tenant shall be permitted to use a portion of the Tenant Improvement Allowance as described in Paragraph 3 of the First Amendment and Extension of Lease Agreement dated November 14, 2002 for use in Suite 150. This portion may not exceed seven thousand six hundred ninety two dollars ($7,692.00) or three months base rent for Suite
            150. Tenant agrees to abide by Section 10 of the Lease.

      6. Except as expressly set forth herein the lease shall continue upon the same terms and conditions as contained therein.

WITNESS:                                   LANDLORD: CB PARTNERS LIMITED
                                           PARTNERSHIP
                                           By: CABRO, INC., an Ohio corporation,
                                           general partner


/s/ Kelly J. Matsko                        By: /s/ James A. Carney
-------------------                            -------------------
                                           James A. Carney, President


WITNESS:                                   TENANT: KARLNET, INC.

/s/ Andrea D. Houser                       By: /s/ Douglas Karl
--------------------                           ----------------
Andrea D. Houser                           Douglas Karl, President


/s/ Kyle Crager
---------------
Kyle Crager